EXHIBIT 99.2

                                    Exhibit 9

                          Consent of Ernst & Young LLP


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                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference therein of our report dated February 23, 1996, with respect to the statutory-basis financial statements and schedules of Western Reserve Life Assurance Co. of Ohio incorporated by reference in Post-Effective Amendment No. 8 to Registration Statement (Form S-6 No. 33-69138) and related Prospectus of WRL Series Life Account.



                                                ERNST & YOUNG LLP



Des Moines, Iowa
December 19, 1996